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                                                                   EXHIBIT 10.10
                               SECURITY AGREEMENT
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                  SECURITY AGREEMENT, dated as of December 18, 1998, between
ALPHA TUBE CORPORATION, a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code (the "Assignor"), and BANKAMERICA BUSINESS CREDIT, INC., as Agent (together with any successor agent, the "Agent") for the benefit of the Agent and the lenders from time to time party to the Loan and Security Agreement hereinafter referred to (the Agent and such lenders are hereinafter called the "Secured Creditors"). Except as otherwise defined herein, terms used herein and defined in the Loan and Security Agreement shall be used herein as so defined.

                              W I T N E S S E T H:

                  WHEREAS, Acme Metals Incorporated, a debtor-in-possession (the "Parent"), Acme Steel Company, a debtor-in-possession ("ASC"), Acme Packaging Corporation, a debtor-in-possession ("APC"), Alabama Metallurgical Corporation, a debtor-in-possession ("AMC"), Acme Steel Company International, Inc., a debtor-in-possession ("ASCI" and, together with the Parent, ASC, APC and AMC, jointly and severally, the "Borrowers"), and the Secured Creditors have entered into a certain Loan and Security Agreement dated as of the date hereof (as amended, amended and restated, modified, supplemented or renewed from time to time, the "Loan and Security Agreement").

                  WHEREAS, as a condition to the Secured Creditors making any Loans and issuing or causing the issuance of any Letters of Credit or Credit Support under the Loan and Security Agreement, the Secured Creditors have required the execution and delivery of this Security Agreement by the Assignor.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Creditors to make Loans and to issue or cause the issuance of Letters of Credit and Credit Support under the Loan and Security Agreement, the Assignor hereby agrees with the Agent for the benefit of the Secured Creditors as follows:

                                   ARTICLE I

                               SECURITY INTERESTS

                 ARTICLE I.1. Grant of Security Interest. As security for all present and future Obligations (including, without limitation, the obligations of the Assignor under the Alpha Tube Guaranty), the Assignor hereby grants to the Agent, for the ratable benefit of the Secured Creditors, a continuing security interest in, lien on, and right of set-off against, all of the following property of the Assignor, whether now owned or existing or hereafter acquired or arising, regardless of where located (collectively, the "Collateral"):

                 (i) all Accounts;

                 (ii) all Inventory;




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                 (iii) all contract rights, letters of credit, chattel paper, instruments, notes, documents, and documents of title;

                 (iv) all General Intangibles;

                 (v) all Equipment;

                 (vi) all money, investment property, securities, security entitlements, securities accounts and other property of any kind of the Assignor, including, without limitation, any capital stock or equity interests in any Subsidiaries of the Assignor;

                 (vii) all deposit accounts, credits and balances with and other claims against any Secured Creditor or any of its affiliates or any other financial institution in which the Assignor maintains deposits;

                 (viii) all books, records and other property related to or referring to any of the foregoing, including, without limitation, books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing; and

                 (ix) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

              I(a) The security interests of the Agent under this Agreement extend to all Collateral of the kind which is the subject of this Agreement which the Assignor may acquire at any time during the continuation of this Agreement.

              ARTICLE I.2. Power of Attorney. The Assignor hereby irrevocably appoints the Agent as the Assignor's attorney-in-fact, effective from time to time after the occurrence and during the continuance of an Event of Default, with full authority in the place and stead of the Assignor and in the name of the Assignor or otherwise, in the Agent's discretion, to take any action and to execute any instrument which the Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement and the Alpha Tube Guaranty, which appointment as attorney is coupled with an interest.




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ARTICLE II

                      PROVISIONS CONCERNING ALL COLLATERAL

              ARTICLE II.1. Protection of Agent's Security. The Assignor will do nothing to impair the security interest granted herein to the Agent in the Collateral. The Assignor assumes all liability and responsibility in connection with the Collateral and the liability of the Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that any Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Assignor.

              ARTICLE II.2. Further Actions. The Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Agent from time to time such financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

              ARTICLE II.3. Financing Statements. The Assignor agrees to execute and deliver, upon request of the Agent, to the Agent such financing statements (or similar statements or instruments of registration under the law of any jurisdiction), in form acceptable to the Agent, as the Agent may from time to time reasonably request or as are desirable in the opinion of the Agent to establish and maintain a valid, enforceable, perfected security interest in the Collateral. The Assignor will pay any applicable filing fees, recordation taxes and related expenses. The Assignor authorizes the Agent to file any such financing statements without the signature of the Assignor where permitted by law.


ARTICLE III

                                    REMEDIES

              ARTICLE III.1. Remedies. Notwithstanding the provisions of Section 362 of the Bankruptcy Code and without order of or application or motion to the Bankruptcy Court:

              (a) The Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Agent shall have all rights as a secured creditor under the UCC in all relevant jurisdictions and all rights now or hereafter existing under any other applicable law.

              (b) Without limitation to the foregoing, if an Event of Default exists and is continuing: (i) the Agent shall have for the benefit of the Agent and the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the UCC; (ii) the Agent may, at any time, take possession of the Collateral and keep it on the Assignor's premises, at no cost to the Agent or any Lender, or remove any part of it to such other



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place or places as the Agent may desire, or the Assignor shall, upon the Agent's demand, at the Assignor's cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and (iii) the Agent may sell and deliver any Collateral at public or private sales conducted in a commercially reasonable manner, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, the Assignor agrees that any notice by the Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to the Assignor if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least five (5) Business Days prior to such action to the Assignor's address specified in or pursuant to Alpha Tube Guaranty. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to the Assignor. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, the Assignor irrevocably waives: (a) the posting of any bond, surety or security with respect thereto which might otherwise be required; (b) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (c) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. The Assignor agrees that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, the Assignor's labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and the Assignor's rights under all licenses and all franchise agreements shall inure to the Agent's benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including attorneys' fees, and then to the Obligations in whatever order the Agent elects. The Agent will return any excess to the Assignor and the Assignor shall remain liable for any deficiency.

              (c) If an Event of Default occurs, the Assignor hereby waives, except to the extent expressly provided otherwise herein, all rights to notice and hearing prior to the exercise by the Agent of the Agent's rights to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

              (d) The Agent agrees to provide the Assignor, the Parent and Wolf, Block, Schorr and Solis-Cohen with not less than three Business Days prior written notice of the first exercise by the Agent of any rights or remedies by the Agent under this Section 3.1.

              ARTICLE III.2. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Agent shall be in addition to every other right, power and remedy specifically given under this Agreement or under the other Loan Documents now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or





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simultaneously and as often and in such order as may be deemed expedient by the
Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Agent in the exercise of any such right, power or remedy, renewal or extension of any of the Obligations and no course of dealing between the Assignor and the Agent or any holder of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on the Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Agent to any other or further action in any circumstances without notice or demand. In the event that the Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Agent may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.


ARTICLE IV

                                  MISCELLANEOUS

              ARTICLE IV.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto or Wolf, Block, Schorr and Solis-Cohen shall be given in the manner provided in Section 15 of the Alpha Tube Guaranty.

              ARTICLE IV.2. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assignor and the Agent (with the written consent of the requisite Lenders).

              ARTICLE IV.3. Obligations Absolute. The obligations of the Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Loan Document except as specifically set forth in a waiver granted pursuant to Section 4.2 hereof; or (b) any amendment to or modification of any Loan Document or any security for any of the Obligations; whether or not the Assignor shall have notice or knowledge of any of the foregoing.

              ARTICLE IV.4. Successors and Assigns. This Agreement shall be binding upon the Assignor and its successors and assigns and shall inure to the benefit of the Agent and each other Secured Creditor and their respective successors and assigns, provided that the Assignor may not transfer or assign any or all of its rights or obligations hereunder. All agreements, statements, representations and warranties made by the Assignor herein or in any certificate or other instrument delivered by the Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this





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Agreement and the other Loan Documents regardless of any investigation made by the Secured Creditors or on their behalf.

              ARTICLE IV.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

              ARTICLE IV.6. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

              ARTICLE IV.7. SETOFF; GOVERNING LAW; WAIVER OF JURY TRIAL AND SETOFF; CONSENT TO JURISDICTION, ETC. IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN THE ASSIGNOR ON THE ONE HAND AND ANY ONE OR MORE OF THE SECURED CREDITORS ON THE OTHER HAND, THE ASSIGNOR HEREBY, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, (i) WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LEGAL ACTION OR PROCEEDING, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM, UNLESS SUCH SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION AND
(ii) WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LEGAL ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

              (a) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

              (b) EXCEPT FOR MATTERS WITHIN THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE


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COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN
DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE ASSIGNOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EXCEPT FOR MATTERS WITHIN THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT, THE ASSIGNOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING AND EXCEPT FOR MATTERS WITHIN THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT:
(1) THE AGENT SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE ASSIGNOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS OF THE ASSIGNOR HEREUNDER AND (2) THE ASSIGNOR ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

              (c) THE ASSIGNOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE ASSIGNOR AT ITS ADDRESS SET FORTH IN SECTION 15 OF THE ALPHA TUBE GUARANTY AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

              (d) THE ASSIGNOR HEREBY WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE ASSIGNOR HEREBY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE ASSIGNOR HEREBY FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.



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              ARTICLE IV.8. Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that the Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Assignor under or with respect to any Collateral. The Agent shall maintain safe custody of any Collateral in its possession and shall account for funds received by it hereunder, but only to the extent, in each instance, required under the UCC (and only then to the extent such requirement cannot be waived).

              ARTICLE IV.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

              ARTICLE IV.10. Termination. Upon payment in full of all Obligations, the termination and cancellation of all Letters of Credit and the termination of all Commitments, this Agreement shall terminate, and the Agent shall cause to be assigned, transferred and delivered against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Assignor and to be released and canceled all licenses and rights referred to in
Section 3.1(b). The Agent shall also execute and deliver to the Assignor upon such termination such UCC termination statements and other documentation reasonably requested by the Assignor to effect the termination and release of the Liens on the Collateral.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                              ALPHA TUBE CORPORATION, INC.
                                              as Debtor-in-Possession


                                              By:___________________________
                                                 Name:  Jerry F. Williams
                                                 Title:  Vice President


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                                              BANKAMERICA BUSINESS CREDIT, INC.,
                                               as Agent


                                              By:_______________________________
                                                 Name:
                                                 Title:


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